UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

March 20, 2023

TrueCar, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36449	04-3807511
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1401 Ocean Ave, Suite 200
Santa Monica, California 90401
(Address of principal executive offices, including zip code)

(800) 200-2000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	TRUE	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
    Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02 Termination of a Material Definitive Agreement.

On March 10, 2023, the California Department of Financial Protection and Innovation closed Silicon Valley Bank (“SVB”) and appointed the Federal Deposit Insurance Corporation as receiver.

In light of this development, on March 20, 2023 (the “Notice Date”), TrueCar, Inc. (the “Company”) exercised its right to terminate the Third Amended and Restated Loan and Security Agreement, dated February 18, 2015 (the “Agreement”), by and among SVB, the Company and TrueCar Dealer Solutions, Inc., with such termination effective on March 23, 2023. Copies of the Agreement and the amendments and supplements thereto are filed as Exhibits 10.9 through 10.14 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, filed with the Securities and Exchange Commission on February 24, 2023.

There were no revolving loans outstanding under the Agreement as of the Notice Date or at any time since the date of the Agreement. Further, as of the Notice Date, there were no other Obligations (as defined in the Agreement) outstanding other than $2.1 million under the Agreement’s subfacility for letters of credit, which secures certain of our obligations under one of our office leases and is required to be cash collateralized following the termination of the Agreement in accordance with the terms of the Agreement. Pursuant to the Agreement, the covenants, representations and warranties made in the Agreement, including the covenant requiring the Company to maintain at least 70% of the Company’s deposits at SVB, terminate upon the termination of the Agreement and satisfaction of all Obligations (other than the cash collateralized obligations under the letter of credit subfacility and inchoate indemnity obligations).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

 Date:  March 24, 2023

TRUECAR, INC.

By:	/s/ Jeff Swart
Jeff Swart
EVP, General Counsel & Secretary